UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BAS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation of T.M. “Roe” Patterson as President, Chief Executive Officer and Director

On September 13, 2019, T.M. “Roe” Patterson notified the Board of Directors (the “Board”) of Basic Energy Services, Inc. (the “Company”) of his decision to voluntarily resign as President and Chief Executive Officer of the Company. On September 13, 2019, Mr. Patterson entered into a Separation and Release Agreement (the “Separation Agreement”) with the Company, pursuant to which he will remain as the President and Chief Executive Officer of the Company until (i) January 31, 2020 or (ii) such earlier time as chosen by the Board (the “Separation Date”). Starting on the Separation Date and continuing until December 31, 2021, Mr. Patterson has agreed to provide consulting services to the Company relating to his former duties, responsibilities and authorities.

Mr. Patterson also intends to resign from his position on the Board once his successor is chosen. Mr. Patterson’s resignation did not result from any disagreement with the Company regarding any matter related to the Company’s operations, policies or practices.

The Separation Agreement provides that Mr. Patterson will receive (i) a severance payment of $1,442,000, minus applicable taxes and withholdings, within ten days following the six-month anniversary of the Separation Date, (ii) a $200,000 one-time cash payment within 10 days following the six-month anniversary of the Separation Date, (iii) after-tax reimbursement of 100% of the COBRA premiums for up to 18 months after the Separation Date or the date Mr. Patterson becomes eligible for group health insurance coverage under another employer’s group health insurance, whichever is sooner, and (iv) reimbursement of attorneys’ fees in an amount up to $20,000 incurred by him in consultations related to the Separation Agreement. In addition, Mr. Patterson will receive (i) all base salary through the Separation Date, pay for any accrued unused paid time off as of the Separation Date, and his performance bonus for the year 2019, in each case to the extent payable in accordance with Mr. Patterson’s Amended and Restated Employment Agreement, dated as of October 24, 2016 (as amended, the “Employment Agreement”) and (ii) all vested benefits under the Basic Energy Services, Inc. 401(k) Plan and the Basic Energy Services, Inc. Executive Deferred Compensation Plan, in each case in accordance with the terms of the respective plan.

The Separation Agreement also provides that all equity incentive awards previously granted to Mr. Patterson shall continue to be governed by the terms and conditions of their respective award agreements. All incentive awards that are unvested immediately prior to the Separation Date shall be forfeited as of the Separation Date. All stock options which vest prior to the Separation Date shall remain exercisable for 90 days following the Separation Date and then expire.

Pursuant to the Separation Agreement, Mr. Patterson agreed to a full and final release of all legal claims against the Company and certain other released parties and will remain subject to certain confidentiality, non-solicitation, non-competition and no-recruitment restrictions applicable under his Employment Agreement.
The forgoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 13, 2019, Basic issued a press release announcing Mr. Patterson’s intent to resign from all of his current roles with the Company and the change of Chairman of the Board. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and Basic’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of Basic may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in Basic’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
10.1		Separation and Release Agreement, dated September 13, 2019, by and between the Company and T.M. Patterson.
99.1		Press Release, dated September 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: September 13, 2019	By:	/s/ David S. Schorlemer
	Name:	David S. Schorlemer
	Title:	Senior Vice President, Chief Financial Officer,
Treasurer and Secretary (Principal Financial
Officer and Principal Accounting Officer)